SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Agreement”) is between (a) Oak Ridge Energy Technologies, Inc., formerly known as Oak Ridge Micro-Energy, Inc., a Colorado corporation, Oak Ridge Micro-Energy, Inc., a Nevada corporation and wholly-owned subsidiary of Oak Ridge Energy Technologies, Inc., and Carbon Strategic PTE LTD (Registration No. 200819627C) a company incorporated under the laws of Singapore and having its registered office at 20 Cecil Street, #14-01 Equity Plaza, Singapore, 049705, which is also a wholly-owned subsidiary of Oak Ridge Energy Technologies, Inc., and each of their officers, directors,  employees, agents, attorneys, successors and assigns (hereinafter referred to collectively as the “Oak Ridge Entities”), (b) Jeffrey John Flood individually of 33 Youngs Drive, Doonan, Queensland, 4562 and each of his employees, agents, attorneys, successors and assigns (hereinafter referred to collectively as the “Flood Parties”), (c) Mark Meriwether individually of 3046 East Brighton Place, Salt Lake City, Utah 84121, Collette Meriwether, Confetti Enterprises, Inc., BC Ventures, and their partners, employees,  agents, attorneys, successors and assigns, (hereinafter referred to collectively as the “Meriwether Parties”), and (d) David W. Floor individually, and his partners, employees,  agents, attorneys, successors and assigns (hereinafter referred to collectively as the “Floor Parties”), and, together with the Oak Ridge Entities, the Flood Parties, and the Meriwether Parties, the “Oak Ridge Parties”), and (e) Roger P. Lund individually, his employees,  agents, attorneys, successors and assigns, (hereinafter referred to collectively as the “Lund Parties”), made as of this 30th day of October 2013.  The Parties, on the one hand, and the Lund Parties, on the other hand, are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

R E C I T A L S

WHEREAS, the Oak Ridge Entities, the Flood Parties, and the Meriwether Parties entered into certain transactions in 2012 relating to stock purchases, consulting and business combinations (hereinafter, the “2012 Transactions”);

WHEREAS, Mr. Lund claims to have been retained by the Oak Ridge Parties and Mr. Meriwether to assist with some or all of the 2012 Transactions;

WHEREAS, various disputes have arisen between the Parties regarding the existence of any agreement for Mr. Lund to provide services, the legal validity of Mr. Lund’s services, and whether and to the extent Mr. Lund provided services relating to the 2012 Transactions;

WHEREAS, various disputes have arisen between the Parties regarding the 2012 Transactions, including those disputes subject to Roger P. Lund v. Meriwether, et. al., Utah Case No. 120908658 and Meriwether v. Lund, et al., Case No. 130905910 both cases brought in the Utah Third District Court;

WHEREAS, various disputes have arisen between the Parties regarding a promissory note executed by Mr. Lund in favor of Mr. Floor, including those disputes subject to Floor v. Lund, Case No. 120907347 brought in the Utah Third District Court; and

WHEREAS, the Parties wish to resolve all issues, claims and rights related to the other, whether such issues, claims or rights are known or unknown;

NOW, THEREFORE, in consideration of the premises, covenants and agreements made herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.

Waiver and Release by the Oak Ridge Parties.

(a)

Except with respect to the obligations herein, each of the Oak Ridge Parties, and each of them, in consideration of Settlement Payment (as defined below) to be made as of the execution hereof by the Lund Parties, do hereby knowingly and voluntarily release and forever discharge and hold harmless the Lund Parties, and each of them, and any of their respective subsidiaries or affiliates, any predecessors, personal representatives, heirs, successors, or assigns of any of the foregoing, and the respective agents, trustees, beneficiaries, officers, directors, shareholders, attorneys, employees, independent contractors, partners, members, managers and representatives of any of the foregoing (collectively, the “Lund Released Parties”), of and from any and all claims, demands, damages, action and causes of action or suits at law or equity of whatsoever kind or nature arising from or based upon any contracts, transactions, agreements, promises, negotiations, services, expenditures, activities, performances or any other dealings of any nature whatsoever with any of the Lund Parties including, but without limitation, claims under any federal, state or local statute, ordinance or common law legal theory, any loss, liability, expense and/or detriment, of any kind or character, in any way arising out of, connected with, or resulting from the acts or omissions of the Lund Parties or any of them, any breach of contract, any breach of fiduciary duty, breach of any duty of fair dealing, securities law violations, breach of confidence, wrongful prosecution, abuse of process, cause of action or defenses based on the negligence of the Lund Parties or any of them, or any claim for damages, breach of commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, violations of the Racketeer Influenced and Corrupt Organizations Act or any other state or federal law, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, mistake, deceptive trade practices, libel, slander, conspiracy, or any claim for wrongfully taking any action in connection with investment into, employment or termination of employment of any of the Oak Ridge Parties or any other matter relating to or arising from any of the Oak Ridge Parties’ involvement with the Lund Released Parties or any of them, and any and all related matters occurring or taking place on or before the date of this Agreement (collectively, the “Oak Ridge Claims”).

(b)

The Oak Ridge Parties, and each of them, do hereby expressly covenant and agree that, other than case Nos. 130905910, 120908658, and 120907347,  they have not commenced or prosecuted and will not commence or prosecute any action or proceeding anywhere in the world against or involving the Lund Released Parties based upon the Oak Ridge Claims released in Paragraph 1(a), above, and that they have not filed and will not file any claim, complaint or charge against the Lund Released Parties in the future for anything that relates in any way to any of the Oak Ridge Parties assets or associations with any of the Lund Released Parties or any other matter related to any of the Oak Ridge Parties’ involvement with, or the activities, assets or business of, any of the Lund Released Parties relating to the subject matter of this Agreement.

(c)

The Oak Ridge Parties, and each of them, hereby represent and warrant to the Lund Parties that they are the sole owner of the Oak Ridge Claims released herein and that they have not assigned, pledged, or contracted to assign or pledge or otherwise disposed of any of the Claims. Upon the execution hereof, and except as set out in the Consideration section herein, the Oak Ridge Parties, and each of them, further represent, warrant and confirm to the Lund Parties that, upon the execution hereof, the Oak Ridge Parties have no entitlement to or right, title or interest in any of the Lund Parties or any of their Affiliates or any of their respective assets.

(d)

The Oak Ridge Parties, and each of them, further covenant and agree from this date forward, not to speak poorly of or to criticize any of the Lund Parties, including their officers, directors, employees and agents, or any of their management, operations, transactions, policies or practices.

(e)

The release made by, and the representations, warranties and covenants of the Oak Ridge Parties are accepted by the Lund Parties as a material inducement to entering into and consummating the transactions contemplated by this Agreement, and this Agreement shall not be construed as an admission of liability on the part of any of the Lund Parties of any kind or nature whatsoever as to any matter.

(f)

The provisions of this Section 1 shall be binding upon the Oak Ridge Parties, and each of them and each of their respective heirs, successors and assigns and shall inure to the benefit of the Lund Released Parties and their successors and assigns.

2.

Waiver and Release by the Lund Parties.

(a)

Except with respect to the obligations herein, the Lund Parties, and each of them, in consideration of the covenants and agreements of the Oak Ridge Parties set forth herein, do hereby knowingly and voluntarily release and forever discharge and hold harmless the Oak Ridge Parties, and each of them, and any of their respective subsidiaries or affiliates, any predecessors, personal representatives, heirs, successors, or assigns of any of the foregoing, and the respective agents, trustees, beneficiaries, officers, directors, shareholders, attorneys, employees, independent contractors, partners, members, managers and representatives of any of the foregoing (collectively, the “Oak Ridge Released Parties”), of and from any and all claims, demands, damages, action and causes of action or suits at law or equity of whatsoever kind or nature arising from or based upon the any contracts, transactions, agreements, promises, negotiations, services, expenditures, activities, performances or any other dealings of any nature whatsoever with any of the Oak Ridge Parties, including, but without limitation, any loss, liability, expense and/or detriment, of any kind or character, in any way arising out of, connected with, or resulting from the acts or omissions of any of the Oak Ridge Parties, any breach of contract, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, wrongful prosecution, abuse of process, cause of action or defenses based on the negligence of the Oak Ridge Parties, or any of them, or any of them, or any claim for damages, breach of commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, violations of the Racketeer Influenced and Corrupt Organizations Act or any other state or federal law, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, mistake, deceptive trade practices, libel, slander, conspiracy, or any claim for wrongfully taking any action in connection with the business and activities of the Lund Parties or any of them, and any and all related matters occurring or taking place on or before the date of this Agreement (collectively, the “Lund Claims”).

(b)

The Lund Parties do hereby expressly covenant and agree that other than case No. 120908658 they have not commenced or prosecuted and shall not commence or prosecute any action or proceeding anywhere in the world against the Oak Ridge Released Parties based upon the Lund Claims released in Paragraph 2(a), above, and that they have not filed and shall not file any claim, complaint or charge against the Oak Ridge Released Parties in the future for anything that relates in any way to any of the Oak Ridge Parties’ assets or associations with any of the Lund Released Parties  or any other matter related to any of the Oak Ridge Parties’ involvement with the activities, assets or business of any of the Lund Released Parties relating to the subject matter of this Agreement.

(c)

The Lund Parties do hereby represent and warrant to the Oak Ridge Parties, and each of them, that they are the sole owner of the Lund Claims released herein and that none of them has assigned, pledged, or contracted to assign or pledge or otherwise disposed of any of the Lund Claims. Upon the execution hereof, and except as set out in the Consideration section herein, the Lund Parties, and each of them, further represent, warrant and confirm to the Oak Ridge Parties that, upon the execution hereof, the Lund Parties have no entitlement to or right, title or interest in any of the Lund Parties or any of their Affiliates or any of their respective assets.

(d)

The Lund Parties, and each of them, further covenant and agree from this date forward, not to speak poorly of or to criticize any of Oak Ridge Parties, including their officers, directors, employees and agents, or any of their management, operations, transactions, policies or practices.

(e)

This release by the Lund Parties is accepted by the Oak Ridge Parties, and each of them, as a material inducement to entering into and consummating the transactions contemplated by this Agreement, and this Agreement shall not be construed as an admission of liability on the part of the Oak Ridge Parties or either of them of any kind or nature whatsoever as to any matter.

(f)

Said release shall be binding upon the Lund Parties, and each of them and each of their heirs, successors and assigns and shall inure to the benefit of the Oak Ridge Released Parties and their successors and assigns.

3.

Settlement Payment.  Upon the execution hereof, in full and final settlement of any and all disputes between the Parties and in full payment for the ownership of certain assets by certain of the Parties as set out herein, the Parties shall enter into the agreements set forth below (collectively, the “Transfer Agreements”) and the parties, as applicable, shall effectuate the payment, filing and transfers set forth below and in the Transfer Agreements (collectively, the “Settlement Payment”), as follows:

(a)       The Oak Ridge Parties shall deliver a cashier’s check or wire to Mr. Lund in the amount of fifty thousand U.S. dollars ($50,000) (hereinafter, the “Settlement Cash Payment”).

(b)

Oak Ridge Energy Technologies, Inc. shall enter into with Roger P. Lund, individually, that certain Securities Purchase Agreement in the form attached hereto as Exhibit “A” wherein Mr. Lund shall purchase 350,000 shares of Oak Ridge Energy Technologies, Inc., common stock (“Settlement Stock Issuance”) at $0.001 (par value) per share. The Settlement Stock Issuance shares shall be transferable, but shall be subject to, whether transferred or not, both a one-year lock-up from the date of this Agreement, plus a subsequent 6 month 1/6 per-month cumulative leak-out period. The Lock-Up/Leak-Out shall be in the form attached hereto as Exhibit “B” (hereinafter, the “Lock-Up/Leak-Out”. The Settlement Stock Issuance shares may not be transferred unless the transferee becomes party to the Lock-Up/Leak-Out.  Except as otherwise provided herein, any transfer of the common stock acquired under the Settlement Stock Issuance will also be subject to reasonable compliance with the so-called “Section 4 (1 & ½) under the Securities Act of 1933, as amended (the “Securities Act”), and be covered by a legal opinion from legal counsel for the Lund Parties as to the applicability of such exemption to any such transfer, and the Oak Ridge Parties agree to accept such legal opinion.

(c)

The Oak Ridge Parties shall not interfere with the transfer or restrictive legend removal of the 140,000 OKME common shares, already purchased by Roger P. Lund in September 2012 (“Lund Purchased Shares”).

(d)

Mr. Lund shall pay ten thousand U.S. dollars ($10,000) of the Settlement Cash Payment to Mr. Floor.

(e)

David W. Floor, individually, shall enter into with Roger P. Lund that certain Stock Purchase Agreement in the form attached hereto as Exhibit “C” wherein Mr. Floor shall purchase 100,000 shares of the 140,000 Lund Purchased Shares which were purchased by Roger Lund from Mark Meriwether in September, 2012.

(f)

Mr. Lund shall deliver 65,000 of the Settlement Stock Issuance shares to Mr. Floor pursuant to the Securities Purchase Agreement to which Mr. Floor is a third party beneficiary and which Agreement Floor shall execute. Mr. Floor acknowledges that these 65,000 shares shall be transferred to Mr. Floor subject to the Lock-Up/Leak-Out.

(g)

Within 2 business days of the execution of this Agreement, the Parties shall prepare and file motions for dismissals with prejudice of case Nos. 130905910, 120908658, and 120907347.

The Oak Ridge Parties, and each of them, the Floor Parties, and each of them, and the Lund Parties, and each of them, hereby agree to take or cause to be taken such other actions, and shall execute or cause to be executed such instruments and documents, as may be reasonably necessary or appropriate, to effectuate the transactions contemplated under this Agreement.

4.

Non-Disparagement and Relationship

(a)

Roger P. Lund undertakes to the Oak Ridge Parties and to each of them that he shall not publish, whether in written form or electronically, or make any oral statement to any person which might reasonably be expected to cause:

(i)

the recipient of that statement or publication to form a negative view of the character or reputation of any of the Oak Ridge Parties;

(ii)

the recipient of that statement or publication to form a view that the Oak Ridge Parties were not suitable, capable or sufficiently experienced to carry out any obligation or undertaking;

(iii)

the recipient of that statement or publication to form a view that the Oak Ridge Parties or any of them are in or may be facing financial difficulties;

iv)

any other detriment or harm to the reputation or character of any of the Oak Ridge Parties; and

(v)

Mr. Lund covenants and undertakes to the Oak Ridge Parties and to each of them that he shall not directly or indirectly slander or in any way and not at any time disparage or bring into disrepute the Oak Ridge Parties or by act or omission knowingly do anything with the intention of causing harm to the Oak Ridge Parties, their Related Entities or any Persons associated with the Oak Ridge Parties.

(b)

The Oak Ridge Parties undertake to the Lund Parties that they shall not publish, whether in written form or electronically, or make any oral statement to any person which might reasonably be expected to cause:

(i)

the recipient of that statement or publication to form a negative view of the character or reputation of the Lund Parties;

(ii)

the recipient of that statement or publication to form a view that the Lund Parties were not suitable, capable or sufficiently experienced to carryout any obligation or undertaking

(iii)

the recipient of that statement or publication to form a view that the Lund Parties is in or may be facing financial difficulties;

(iv)

any other detriment or harm to the reputation or character of any of the Lund Parties; and

(v)

The Oak Ridge Parties covenant and undertake to the Lund Parties that during they shall not directly or indirectly slander or in any way and not at any time disparage or bring into disrepute the Lund Parties or by act or omission knowingly do anything with the intention of causing harm to the Lund Parties, his Related Entities or any Persons associated with the Lund Parties.

(c)

There is no business relationship or association among the Lund Parties and the Oak Ridge Parties and the Oak Ridge Parties undertake that they shall not represent that they have any business relationship or association with the Lund Parties to any person.

(d)

There is no business relationship or association among the Lund Parties and the Oak Ridge Parties and the Lund Parties undertake that they shall not represent that they have any business relationship or association with any of the Oak Ridge Parties to any person.

5.

Confidentiality

(a)

Subject to Clause 5(b) herein, the Oak Ridge Parties and the Lund Parties, each acknowledge that the existence, contents and substance of this Agreement are commercially sensitive and confidential and accordingly, unless required by operation of law, none of the Oak Ridge Parties or the Lund Parties may expressly or impliedly disclose any information in respect of this Agreement to any person other than for the purpose of enforcing this Agreement.  No party shall provide a copy of this signed Agreement of any person.

(b)

Nothing in this Clause 5(a) prevents a party disclosing the content of this Agreement for the purposing of obtaining legal advice, complying with any law of any country, meeting any stock exchange listing requirements, to obtain tax advice or in order to properly carry out any obligation on its part under this Agreement.

6.

General Provisions.

(a)

All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors, permitted assigns, heirs, and legal representatives, and nothing in this Agreement is intended to confer any right, remedy, or benefit upon any other person.

(b)

No assignment or delegation of this Agreement, including an assignment or delegation by operation of law or of any of the rights or obligations under this Agreement by either of the Parties shall be valid without the written consent of the other Party.

(c)

This Agreement supersedes all prior agreements or understandings of the Parties on the subject matter of this Agreement.  Any prior negotiations, correspondence, agreements, proposals, or understandings relating to the subject matter of this Agreement shall be deemed to be merged into this Agreement and to the extent inconsistent with this Agreement, such negotiations, correspondence, agreements, proposals, or understandings shall be deemed to be of no force or effect. There are no representations, warranties, or agreements, whether express or implied, or oral or written, with respect to the subject matter of this Agreement, except as set forth in this Agreement.

(d)

This Agreement may not be modified by any oral agreement, either express or implied, and all amendments or modifications of this Agreement shall be in writing and be signed by each of the Parties.  The provisions of this and the immediately preceding sentence themselves may not be amended or modified, either orally or by conduct, either express or implied, and it is the declared intention of the Parties that no provision of this Agreement, including said two sentences, shall be modifiable in any way or manner whatsoever other than through a written document signed by both of the Parties.

(e)

The Section headings in this Agreement are for the purpose of convenience only and shall not limit or otherwise affect any of the terms of this Agreement.

(f)

The failure of either of the Parties to insist, in any one or more instances, upon strict performance of any of the terms or conditions of this Agreement shall not be construed to constitute a waiver or relinquishment of any right granted under this Agreement or of the future performance of any such term, covenant, or condition, and the obligations of the appropriate Party with respect to any such term or condition shall continue in full force and effect.

(g)

Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

(h)

Each of the Parties hereby agrees, represents and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Agreement, that it has read the provisions of this Agreement, and that it is fully aware of its contents and legal effect.

(i)

Except as otherwise expressly provided in this Agreement, each Party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

(j)

Should any of the Parties default in or breach of any of the covenants contained in this Agreement, or in the event a dispute shall arise as to the meaning of any term of this Agreement, the defaulting or nonprevailing Party shall pay all costs and expenses, including reasonable attorneys’ fees, that may arise or accrue from enforcing this Agreement, securing an interpretation of any provision of this Agreement, or in pursuing any remedy provided by applicable law whether such remedy is pursued or interpretation is sought by the filing of a lawsuit, an appeal, or otherwise.

(k)

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah, which internal laws exclude any provision or interpretation of such laws that would call for, or permit, the application of the laws of any other state or jurisdiction, and any dispute arising therefrom and the remedies available shall be determined solely in accordance with such internal laws.  Venue for any dispute arising from this Agreement or the parties’ relative rights and obligations hereunder shall be in the Third Judicial District Court, in and for Salt Lake County, State of Utah, and each Party hereto consents to the personal jurisdiction of said Court.

(l)

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(m)

Any copy, facsimile, scan or other reliable reproduction of this Agreement or its Exhibit(s) may be substituted or used in lieu of the original Agreement or its Exhibit(s) for any and all purposes for which the original Agreement or its Exhibit(s) could be used. This Agreement or its Exhibit(s) may be executed in any number of counterparts, each of which shall be deemed an original signature of any Party whose signature appears thereon, and all of which shall, together, constitute one and the same Agreement or its Exhibit(s).

WHEREAS, the Parties hereto execute this Agreement as of the date first above written.

Executed by ROGER P. LUND in the presence of: /s/April Burningham	) ) )	/s/Roger P. Lund Roger P. Lund
Signature of witness
April Burningham
Print Name

Executed by CARBON STRATEGIC PTE LTD (Registration No. 200819627C, duly incorporated under the laws of Singapore) by its authorised representative in accordance with its constituent documents:	) ) ) )	/s/ Jeffrey Flood Jeffrey Flood - Director

Executed by OAK RIDGE ENERGY TECHNOLOGIES, INC. (duly incorporated under the laws of Colorado) by its authorised representative in accordance with its constituent documents:	) ) ) )	/s/ Jeffrey Flood Jeffrey Flood - President

Executed by OAK RIDGE MICRO- ENERGY, INC. (duly incorporated under the laws of Nevada) by its authorised representative in accordance with its constituent documents:	) ) ) ) )	/s/ Jeffrey Flood Jeffrey Flood - President

Executed by MARK MERIWETHER in the presence of: /s/Collette Meriwether	) )	/s/ Mark Meriwether Mark Meriwether
Signature of witness
Collette Meriwether
Print Name

Executed by COLLETTE MERIWETHER in the presence of: /s/ Mark Meriwether	) )	/s/ Collette Meriwether Collette Meriwether
Signature of witness
Mark Meriwether
Print Name

Executed by CONFETTI ENTERPRISES, INC. (duly incorporated under the laws of Utah) by its authorised representative in accordance with its constituent documents: /s/ Mark Meriwether	) ) ) ) )	/s/ Collette Meriwether Collette Meriwether - President
Signature of witness
Mark Meriwether
Print Name

Executed by MARK MERIWETHER, d/b/a BC VENTURES (duly incorporated under the laws of Utah) by its authorised representative in accordance with its constituent documents: /s/ Collette Meriwether	) ) ) ) )	/s/ Mark Meriwether Mark Meriwether
Signature of witness
Collette Meriwether
Print Name

Executed by JEFFREY JOHN FLOOD in the presence of: /s/ Joanne Inglis	) )	/s/ Jeffrey John Flood Jeffrey John Flood
Signature of witness
Joanne Inglis
Print Name

Print Name Executed by DAVID W. FLOOR in the presence of: /s/ April Burningham ___________________________________ Signature of witness April Burningham ___________________________________ Print Name	/s/ David Floor David Floor

___________

EXHIBIT “A”

___________

SECURITIES PURCHASE AGREEMENT

A

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2013 (the “Effective Date”) by and between Oak Ridge Energy Technologies, Inc., a Colorado corporation (“OKME”) and Roger P. Lund (“Lund”). OKME is sometimes referred to as the “Seller” and Lund is sometimes referred to as the “Buyer”.  The parties are sometimes together referred to in this Agreement collectively as the “Parties.”

RECITALS

WHEREAS, Seller is the beneficial owner, by virtue of having authorized common stock in excess of, free and clear of encumbrances, subject to Board of Director authorization of issuance of such shares:

(a)

350,000 shares of common stock of OKME,

all of which securities are hereinafter referred to, collectively, as the “Securities”);

WHEREAS, the Parties each are parties to that “Settlement Agreement” of even date herewith (the “Settlement Agreement”) by and among Oak Ridge Energy Technologies, Inc., a Colorado corporation, Oak Ridge Micro-Energy, Inc., a Nevada corporation, Carbon Strategic PTE LTD, a Singapore company, Jeffrey John Flood, Newmark Investment Limited, a Hong Kong company, Mark Meriwether, Collette Meriwether, Confetti Enterprises, Inc., BC Ventures, David W. Floor and Roger P. Lund; and

WHEREAS, pursuant to the Settlement Agreement, Seller is required to issue, sell, assign and transfer the Securities to Buyer.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree, each with the other, that, as provided in this Agreement, Buyer shall acquire from Seller the Securities and all of the rights and interests related thereto, and Seller will transfer to Buyer the Securities and all of the rights and interests related thereto, all upon the terms and conditions set forth in this Agreement.  To accomplish the same, the Parties agree as follows:

1.

Purchase and Sale; Consideration.  Upon the terms and subject to the conditions of this Agreement, by this Agreement Seller hereby issues, sells, assigns, transfers, and delivers to Buyer, and Buyer purchases, acquires and accepts from Seller, all of the Securities and all of the rights and interests related thereto, as part of Buyer’s settlement payment pursuant to the Settlement Agreement (the “Consideration”).

2.

Acceptance of Consideration.  Seller accepts, and agrees that, the Consideration constitutes payment in full for and is the sole consideration for the issuance, sale, assignment, transfer and delivery of the Securities by Seller to Buyer and the rights and interests related thereto.

3.

Delivery of Certificates.  Certificate(s) for the Securities, together with duly executed Stock Powers as appropriate, shall be delivered to Lund upon full payment of the Consideration as set out in the Settlement Agreement, provided, however, that Seller is authorized to deliver to David W. Floor (“Floor”) 65,000 of such shares and Lund 285,000 of such shares, all as contemplated by the Settlement Agreement.

4.

Actions of Seller and Buyer After the Effective Date.  From and after the Effective Date, Seller and Buyer shall execute such other documents and perform such other acts as may be reasonably necessary or desirable to effectuate the transactions contemplated by this Agreement.

5.

Representations and Warranties of Seller.  Seller hereby represents and warrants to Buyer that:

(a)

Seller Oak Ridge Energy Technologies, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.  Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

(b)

Seller is the owner of the Securities free and clear of liens, and with full right and authority to issue, assign, sell and transfer all or part of the same.

(c)

Seller acknowledges that Buyer has made no warranties or representations of any type whatsoever, except as herein specifically set forth.

6.

Representations and Warranties of Buyer.  Buyer hereby represents and warrants to Seller that:

(a)

Buyer Lund is an individual residing in the State of Utah.  Buyer has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

(b)

Buyer has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

(c)

The Securities being acquired by Buyer pursuant to this Agreement are being acquired for investment and not with a view to, or for resale in connection with, any distribution thereof.

(d)

Buyer understands that the Securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws on the ground that the issuance and sale provided for in this Agreement and the transfer of securities hereunder is exempt from registration under the Securities Act and under applicable state law registration exemptions, and that Seller’s reliance on such exemptions is predicated on Buyers’ representations set forth herein.  Buyer realizes that the basis for such exemptions may not be present if, notwithstanding such representations, Buyer has in mind merely acquiring shares of the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  Buyer has no such intention.

(e)

Buyer acknowledges that no agency, governmental authority, regulatory body, stock market or other entity (including, without limitation, the Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities.

(f)

Buyer acknowledges that no information furnished by the Seller as the “Issuer,” or any of its agents or representatives, constitutes investment, accounting, legal or tax advice, and he is relying solely upon himself and his professional advisors for such advice.

(g)

Any acquisition of the Securities by Buyer is being made for his own account, for investment purposes only, and not with a view to any resale or distribution in violation of the registration requirements of the Securities Act; or applicable state securities laws and Buyer will not offer, sell or otherwise transfer any of the Securities or any interest of the Issuer of the Securities except under circumstances which will not result in a violation of the Securities Act; or applicable state securities laws and only after all other requirements set forth in this Agreement or other applicable agreement have been satisfied.

(h)

Buyer has been given a reasonable opportunity to review all documents, books and records of the Seller pertaining to this investment, including all reports or registration statements and other filings make by the Seller with the Securities and Exchange Commission and that are contained in the Edgar Archives of the SEC, has been supplied with all additional information concerning the Seller and the Securities that he has requested, has had a reasonable opportunity to ask questions of and receive answers from the Seller and any of its representatives concerning this investment, and all such questions have been answered to his full satisfaction.

(i)

Buyer (i) is a citizen of the United States, (ii) is a natural person at least 21 years of age, and (iii) is a bona fide permanent resident of and is domiciled at the address and in the state set forth on the signature page of this Agreement and has no present intention of becoming a resident of any other state or jurisdiction.

(j)

Buyer acknowledges that an investment in the Securities is highly speculative and subject to substantial risks.  Buyer has adequate means of providing for his current needs and possible contingencies, and is able to bear the high degree of economic risk associated with this investment, including, without limitation, the possibility of the complete loss of his entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

(k)

Buyer’s overall commitment to investments, which are not readily marketable, is not disproportionate to Buyer’s net worth and investment in the Securities will not cause Buyer’s overall commitment to become excessive.  Buyer is familiar with the nature of,

c

and risks attendant to, investments in securities of the type being purchased and has determined that the purchase of such securities is consistent with his investment objectives.

(l)

Buyer acknowledges that there is currently a limited market for the Securities and that a future market for resale of the Securities may never develop.

(m)

Buyer acknowledges that no purchase of the Securities has resulted from any general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(n)

Buyer acknowledges that there are significant restrictions and limitations on transferability of the Securities, and that the Securities may not be transferable under certain circumstances.  Accordingly, the Securities may be required to be held for an indefinite period of time without any means of obtaining liquidity or resale with respect to the Securities.  In the event he holds any Securities and decides to offer, sell or otherwise transfer any of the Securities, he will comply strictly with the transfer restrictions and limitations as set forth herein.

(o)

Buyer consents to the Seller giving instructions to its transfer agent and/or registrar in order to implement the restrictions and limitations on transfer as set forth herein.

(p)

Buyer has such sophisticated knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and making an informed investment decision.

(q)

Without in any way limiting any of the foregoing, if Buyer holds any Securities and is able to transfer the Securities in accordance with the provisions hereof, Buyer shall not offer, sell or otherwise transfer any of the Securities, directly or indirectly, unless:

(i)

the transfer is made pursuant to an effective Registration Statement under the Securities Act and in compliance with applicable state securities laws; or

(ii)

the transfer is made pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder and in compliance with applicable state securities laws; or

(iii)

the transfer is made pursuant to another exemption from registration under the Securities Act and in compliance with applicable state securities laws, including the so-called “Section 4 (1 & ½) exemption under the Securities Act, and the Seller is provided an opinion of counsel, of recognized standing reasonably satisfactory to the Seller, confirming compliance with the foregoing.

(iv)

the Securities shall be transferable, but shall be subject to, whether transferred or not, both a one-year lock-up from the date of this Agreement, plus and subsequent 6 month 1/6 per-month cumulative leak-out period. The Lock-Up/Leak-Out shall be in the form attached as Exhibit “B” to the Settlement Agreement (hereinafter, the “Lock-Up/Leak-Out”). The Settlement Stock Issuance shares may not be transferred unless the transferee becomes party to the Lock-Up/Leak-Out.

(r)

Upon the sale of the Securities to Buyer, and until such time as the same is no longer required hereunder or under applicable requirements of the Securities Act or applicable state securities laws, certificates representing the Securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE.  SUCH SECURITIES MAY NOTE BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

(s)

Buyer further acknowledges that Seller has made no warranties or representations of any type whatsoever, except as herein specifically set forth.

7.

Binding Agreement; Non-Transferability.  Buyer agrees not to transfer or assign the obligations or duties contained in this Agreement or any of Buyer’s interest herein, and that this Agreement shall survive the death or disability of Buyer and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of Buyer.

8.

Indemnification.  Buyer hereby agrees to indemnify the Seller and hold it harmless from and against any and all liability, damage, cost or expense incurred on account or arising out of:

(a)

Any inaccuracy in the declarations, representations, and warranties made by Buyer set forth herein;

(b)

The disposition of any of the Securities by Buyer, contrary to the declarations, representations and warranties set forth herein; and

(c)

Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from Seller or the Issuer or (ii) the disposition of any of the Securities or any part thereof.

9.

General Provisions.

(a)

This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their personal representatives, heirs and permitted assigns.

(b)

This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the sale of the Securities described herein, and may not be altered or amended except by written agreement executed by all of the parties hereto.  No promise, representation, warranty or covenant not included in this Agreement has been or is relied upon by any party.  Each party has relied upon his or its own examination of the full Agreement and the provisions thereof, and the representations and covenants expressly contained in the Agreement itself.  The failure or refusal of any party to inspect the Agreement or other documents, or to obtain legal advice or other advice relevant to this transaction, constitutes a waiver of any objection, contention or claim that might have been based upon such reading, inspection or advice.

(c)

The paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)

The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and the Agreement shall be construed in all respects as if such invalid provisions were omitted.

(e)

This Agreement shall be governed by the laws of the State of Utah.

(f)

In the event legal action is initiated by any of the parties hereto to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover said party’s costs of suit, including reasonable attorney’s fees.

(g)

The parties hereto agree to execute such additional documents as may be necessary or desirable to carry out the intent of this Agreement.

(h)

The Recitals this Agreement are by this reference incorporated into and made a part of this Agreement.

(i)

All of the representations, warranties and covenants of the Parties and the rights and remedies of the Parties with respect thereto shall survive the execution hereof.

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Agreement as of this 30th day of October, 2013, to be effective as of the Effective Date.

SELLER:

OAK RIDGE ENERGY TECHNOLOGIES, INC. a Colorado corporation

By: /s/ Mark Meriwether

Title: V. P.

BUYER:

/s/ Roger P. Lund

ROGER P. LUND

___________

EXHIBIT “B”

___________

LOCK-UP/LEAK-OUT

LOCK-UP/ LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is made and entered into as of October 30, 2013, between Oak Ridge Energy Technologies, Inc., a Colorado corporation, its successor converted corporation or its assignee[s] (hereinafter referred to as “Oak Ridge Energy Technologies”), and the individuals that execute and deliver a Counterpart Signature Page hereof, each a shareholder of Oak Ridge Energy Technologies, and sometimes collectively referred to herein as the “Shareholders” and each, a “Shareholder”.

WHEREAS, 350,0001 shares of Oak Ridge Energy Technologies common stock (the “Common Stock”) were issued to the Shareholders, or to persons from whom the Shareholders’ share of Common Stock originated, pursuant to that “Settlement Agreement” dated October 30, 2013 (the “Settlement Agreement”) by and among Oak Ridge Energy Technologies, Inc., a Colorado corporation, Oak Ridge Micro-Energy, Inc., a Nevada corporation, Carbon Strategic PTE LTD, a Singapore company, Jeffrey John Flood, Newmark Investment Limited, a Hong Kong company, Mark Meriwether, Collette Meriwether, Confetti Enterprises, Inc., BC Ventures, David W. Floor and Roger P. Lund;

WHEREAS, the market for Oak Ridge Energy Technologies’ securities is thinly traded; and

WHEREAS, in order to facilitate the creation of an orderly public market for the Company’s Common Stock, the Shareholders have agreed to enter into this Agreement and to restrict the public sale, assignment, transfer, conveyance, hypothecation or alienation of the Common Stock, all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Notwithstanding anything contrary contained in this Agreement, a Shareholder may transfer his/her/its shares of Common Stock to his/her/its affiliates, partners in a partnership, subsidiaries and trusts, or spouses and lineal descendants for estate planning purposes, or pursuant to bona fide non-public transactions, provided that the transferee (or the legal representative of the transferee) executes an agreement to be bound by all of the terms and conditions of this Agreement in connection with the potential subsequent resale of the Common Stock so acquired. Moreover, in the event that the Common Stock is in held in a custodian account such as an IRA, the custodian will adhere to the terms of this Agreement.

________________

1 The 140,000 OKME common stock shares purchased by Roger Lund from Mark Meriwether on or about September 12, 2012 that were subject to Meriwether v. Lund, et al., Case No. 130905910, 100,000 of which are to be transferred to David Floor pursuant to the Settlement Agreement, shall not be subject to this Lock-Up/Leak-Out Agreement.

2.

Except as otherwise expressly provided herein, and except as each Shareholder may be otherwise restricted from selling shares of Common Stock, each Shareholder may only publicly sell Common Stock subject to the following conditions for the six-month period commencing October 30, 2014 (the “Resale Restriction Period”), with the period from the date hereof to the one (1) year anniversary thereof being the “Lock-Up Period,” during which no public sales shall be made:

During the six-month period commencing October 30, 2014, each Shareholder shall be allowed to sell no more than 1/6 per month of the Shareholder’s original common share holdings.

Except as otherwise provided herein, all Common Stock shall be sold in “broker’s transactions” and each Shareholder will comply with the “manner of sale” requirements as those terms are defined in Rule 144 of the Securities and Exchange Commission during the Resale Restriction Period.

An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Common Stock covered hereby, and the transfer records of Oak Ridge Energy Technologies’ transfer agent shall reflect such appropriate restrictions.

During the Lock-Up/Leak/Out Period, Oak Ridge Energy Technologies shall attempt to obtain and maintain “reporting” status with the Securities and Exchange Commission; file all reports that are required to be filed by it during such period; and use its reasonable “best efforts” to ensure that the Common Stock is continually quoted for public trading on  a nationally recognized medium of no less significance than the OTC Markets or a recognized national stock exchange.

3.

All shares that are the subject of this Agreement shall be deposited, with a broker/dealer of the Stockholder’s choosing and to the extent that they can be then sold hereunder, shall be sold by a broker of the Stockholder’s choosing.

4.

Notwithstanding anything to the contrary set forth herein, Oak Ridge Energy Technologies may, in its sole discretion, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock. Unless otherwise agreed by the Shareholders, all such waivers shall be pro rata, as to all of the Shareholders whose Common Stock can, at the time of any such waiver, be publicly sold in accordance with the Securities Act of 1933, as amended (the “Securities Act”) or Rule 144 promulgated thereunder by the Securities and Exchange Commission.

5.

In the event of: (a) a completed tender offer to purchase all or substantially all of Oak Ridge Energy Technologies’ issued and outstanding securities; or (b) a merger, consolidation or other reorganization of Oak Ridge Energy Technologies with or into an unaffiliated entity, then this Agreement shall terminate as of the closing of such event and the Common Stock restricted pursuant hereto shall be released from such restrictions.

6.

Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Common Stock, including the right to vote the Common Stock for any and all purposes.

7.

The number of shares of Common Stock included in any monthly allotment that can be sold by a Shareholder and the per share price restrictions covered by this Agreement shall be appropriately adjusted should Oak Ridge Energy Technologies make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

8.

This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

9.

All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to Oak Ridge Energy Technologies, 3046 E. Brighton Place Salt Lake City, Utah  84121 to the Shareholders, at the addresses in their counterpart Signature Pages. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

10.

The resale restrictions on the Common Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations. Oak Ridge Energy Technologies shall cooperate in good faith with Shareholder’s efforts to clear all relevant certificates for resale pursuant to available registrations or exemptions.

11.

Oak Ridge Energy Technologies or each Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by and party by reason of any such breach of the terms and conditions hereof. Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction without bond or surety, and an order of a court conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that Oak Ridge Energy Technologies or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

12.

This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

13.

This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to contracts entered into and to be performed wholly within said State; and Oak Ridge Energy Technologies and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of Utah only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

14.

The Parties to this Agreement hereby agree to take or cause to be taken such other actions, and shall execute or cause to be executed such instruments and documents, as may be reasonably necessary or appropriate, to effectuate the transactions and protect the parties’ rights contemplated under this Agreement.

15.

In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

IN WITNESS WHEROF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

Dated as of October 30, 2013

OAK RIDGE ENERGY TECHNOLOGIES, INC.

By: /s/ Jeffrey Flood

Name: Jeffrey Flood

Its: President and CEO

LOCK-UP/LEAK OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This counterpart Signature Page for that certain Lock-Up/leak-Out Agreement (the “Agreement’) dated as of October 30, 2012, between Oak Ridge Energy Technologies, Inc., a Colorado corporation, its successor converted corporation or its assignee[s] (hereinafter referred to as “Oak Ridge Energy Technologies”); and certain persons who are “Shareholders” of Oak Ridge Energy Technologies, by which the undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Oak Ridge Energy Technologies set forth below or hereafter acquired during the Resale Restriction Period as defined in the Agreement.

Roger Lund_________________________________

(Printed Name)

/s/Roger Lund_______________________________

(Signature)

7768 S. 3500 East____________________________

(Street Address)

Salt Lake City, Utah__________________________

City and State)

285,000____________________________________(Number of shares owned or Underlying Other Securities)

11/21/13______________________________________(Date)

LOCK-UP/LEAK OUT AGREEMENT

COUNTERPART SIGNATURE PAGE

This counterpart Signature Page for that certain Lock-Up/leak-Out Agreement (the “Agreement’) dated as of October 30, 2012, between Oak Ridge Energy Technologies, Inc., a Colorado corporation, its successor converted corporation or its assignee[s] (hereinafter referred to as “Oak Ridge Energy Technologies”); and certain persons who are “Shareholders” of Oak Ridge Energy Technologies, by which the undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of Oak Ridge Energy Technologies set forth below or hereafter acquired during the Resale Restriction Period as defined in the Agreement.

David Floor___________________________________

(Printed Name)

/s/David Floor__________________________________

(Signature)

5820 Tolcate Woods Lane________________________

(Street Address)

Salt Lake City, Utah 84121_______________________

City and State)

65,000________________________________________

(Number of shares owned or Underlying Other Securities)

11/21/13______________________________________

(Date)

___________

EXHIBIT “C”

___________

STOCK PURCHASE AGREEMENT

c

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 30, 2013 (the “Effective Date”) by and between Roger P. Lund (“Lund”) and David W. Floor (“Floor”). Lund is sometimes referred to as the “Seller” and Floor is sometimes referred to as the “Buyer”.  The parties are sometimes together referred to in this Agreement collectively as the “Parties.”

RECITALS

WHEREAS, Seller is the beneficial owner of the following, free and clear of encumbrances:

(a)

100,000 shares of common stock of Oakridge Energy Technologies, formerly known as Oak Ridge Micro-Energy, Inc., (“OKME”) purchased on or about September 12, 2012 from Mark Meriwether; and,

(b)

65,000 shares of common stock of OKME issued in connection with the Settlement Agreement defined below;

all of which Stock are hereinafter referred to, collectively, as the “Stock”);

WHEREAS, the Parties each are parties to that “Settlement Agreement” of even date herewith (the “Settlement Agreement”) by and among Oakridge Energy Technologies, Inc., a Colorado corporation, Oak Ridge Micro-Energy, Inc., a Nevada corporation, Carbon Strategic PTE LTD, a Singapore company, Jeffrey John Flood, Newmark Investment Limited, a Hong Kong company, Mark Meriwether, Collette Meriwether, Confetti Enterprises, Inc., BC Ventures, David W. Floor and Roger P. Lund.

WHEREAS, pursuant to the Settlement Agreement, Seller is required to sell, assign and transfer the Stock to Buyer.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree, each with the other, that, as provided in this Agreement, Buyer shall acquire from Seller the Stock and all of the rights and interests related thereto, and Seller will transfer to Buyer the Stock and all of the rights and interests related thereto, all upon the terms and conditions set forth in this Agreement.  To accomplish the same, the Parties agree as follows:

1.

Purchase and Sale; Consideration.  Upon the terms and subject to the conditions of this Agreement, by this Agreement Seller sells, assigns, transfers, and delivers to Buyer, and Buyer purchases, acquires, and accepts from Seller, all of the Stock and all of the rights and interests related thereto, as part of Buyer’s settlement payment pursuant to the Settlement Agreement (the “Consideration”).

2.

Acceptance of Consideration.  Seller accepts, and agrees that, the Consideration constitutes payment in full for and is the sole consideration for the sale, assignment, transfer, and delivery of the Stock by Seller to Buyer and the rights and interests related thereto.

3.

Delivery of Certificates.  Certificates for the Stock, together with duly executed Stock Powers as appropriate, shall be delivered to Mr. Floor upon full payment of the Consideration to as set out in the Settlement Agreement.

4.

Actions of Seller and Buyer After the Effective Date.  From and after the Effective Date, Seller and Buyer shall execute such other documents and perform such other acts as may be reasonably necessary or desirable to effectuate the transactions contemplated by this Agreement.

5.

Representations and Warranties of Seller.  Seller hereby represents and warrants to Buyer that:

(a)

Seller Lund is an individual residing in the State of Utah.  Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Seller enforceable against Seller in accordance with its terms.

(b)

Seller is the owner of the Stock free and clear of liens, and with full right and authority to assign, sell and transfer all or part of the same.

(c)

Seller acknowledges that Buyer has made no warranties or representations of any type whatsoever, except as herein specifically set forth.

6.

Representations and Warranties of Buyer.  Buyer hereby represents and warrants to Seller that:

(a)

Buyer Floor is an individual residing in the State of Utah.  Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

(b)

Buyer has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder.  This Agreement constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

(c)

The Stock being acquired by Buyer pursuant to this Agreement are being acquired for investment and not with a view to, or for resale in connection with, any distribution thereof.

(d)

Buyer understands that the Stock is not registered under the Securities Act or any applicable state securities laws on the ground that the sale provided for in this Agreement and the transfer of Stock hereunder is exempt from registration under the Securities Act and under applicable state law registration exemptions, and that Seller’s reliance on such exemptions is predicated on Buyers’ representations set forth herein.  Buyer realizes that the basis for such exemptions may not be present if, notwithstanding such representations, Buyer has in mind merely acquiring shares of the Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  Buyer has no such intention.

(e)

Buyer acknowledges that no agency, governmental authority, regulatory body, stock market or other entity (including, without limitation, the Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Stock.

(f)

Buyer acknowledges that no information furnished by the Seller or the Issuer, or any of their agents or representatives, constitutes investment, accounting, legal or tax advice, and he is relying solely upon himself and his professional advisors for such advice.

(g)

Any acquisition of the Stock by Buyer is being made for his own account, for investment purposes only, and not with a view to any resale or distribution in violation of the registration requirements of the Securities Act; or applicable state securities laws and Buyer will not offer, sell or otherwise transfer any of the Stock or the Issuer of the Stock except under circumstances which will not result in a violation of the Securities Act ; or applicable state securities laws and only after all other requirements set forth in this Agreement or other applicable agreement have been satisfied.

(h)

Buyer has been given a reasonable opportunity to review all documents, books and records of the respective Issuers pertaining to this investment, has been supplied with all additional information concerning such Issuers and the Stock that he has requested, has had a reasonable opportunity to ask questions of and receive answers from the respective Issuers and any of their representatives concerning this investment, and all such questions have been answered to his full satisfaction.  Further, as a consultant to the Issuer, Buyer has extensive knowledge of and experience with each Issuer’s respective financial condition and statements, business, management, due diligence binders, operations and future business plans.

(i)

Buyer (i) is a citizen of the United States, (ii) is a natural person at least 21 years of age, and (iii) is a bona fide permanent resident of and is domiciled at the address and in the state set forth on the signature page of this Agreement and has no present intention of becoming a resident of any other state or jurisdiction.

(j)

Buyer acknowledges that an investment in the Stock is highly speculative and subject to substantial risks.  Buyer has adequate means of providing for his current needs and possible contingencies, and is able to bear the high degree of economic risk associated with this investment, including, without limitation, the possibility of the complete loss of his entire investment and the limited transferability of the Stock, which may make the liquidation of this investment impossible for the indefinite future.

(k)

Buyer’s overall commitment to investments which are not readily marketable is not disproportionate to Buyer’s net worth and investment in the Stock will not cause Buyer’s overall commitment to become excessive.  Buyer is familiar with the nature of, and risks attendant to, investments in securities of the type being purchased and has determined that the purchase of such securities is consistent with his investment objectives.

(l)

Buyer acknowledges that there is currently a limited market for the Stock and that a future market for resale of the Stock may never develop.

(m)

Buyer acknowledges that no purchase of the Stock has resulted from any general solicitation or general advertising (as such terms are used in Regulation D under the 1933 Act), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(n)

Buyer acknowledges that there are significant restrictions and limitations on transferability of the Stock, and that the Stock may not be transferable under certain circumstances.  Accordingly, the Stock may be required to be held for an indefinite period of time without any means of obtaining liquidity or resale with respect to the Stock.  In the event he holds any Stock and decides to offer, sell or otherwise transfer any of the Stock, he will comply strictly with the transfer restrictions and limitations as set forth herein.

(o)

Buyer consents to the Seller giving instructions to the Issuer’s transfer agent and/or registrar in order to implement the restrictions and limitations on transfer as set forth herein.

(p)

Buyer has such sophisticated knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Stock and making an informed investment decision.

(q)

Without in any way limiting any of the foregoing, if Buyer holds any Stock and is able to transfer the Stock in accordance with the provisions hereof, Buyer shall not offer, sell or otherwise transfer any of the Stock, directly or indirectly, unless:

(i)

the transfer is made to the appropriate Issuer of the Stock; or

(ii)

the transfer is made pursuant to an effective Registration Statement under the 1933 Act and in compliance with applicable state securities laws; or

(iii)

the transfer is made pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder and in compliance with applicable state securities laws; or

(iv)

the transfer is made pursuant to another exemption from registration under the 1933 Act and in compliance with applicable state securities laws, including the so-called “Section 4 (1 & ½) under the 1933 Act, and the Issuer is provided an opinion of counsel, of recognized standing reasonably satisfactory to such Issuer, confirming compliance with the foregoing.

           (v)

the 65,000 shares of common stock of OKME issued in connection with the Settlement Agreement defined below shall be transferable, but shall be subject to, whether transferred or not, both a one-year lock-up from the date of this Agreement, plus and subsequent 6 month 1/6 per-month cumulative leak-out period. The Lock-Up/Leak-Out shall be in the form attached as Exhibit “B” to the Settlement Agreement (hereinafter, the “Lock-Up/Leak-Out”). The Settlement Stock Issuance shares may not be transferred unless the transferee becomes party to the Lock-Up/Leak-Out. The Buyer agrees that the 65,000 shall be subject to the 1/6 over the relevant six months on a pro rata basis with other shares of OKME stock from which the 65,000 shares originated which are held by Seller or his assigns.

(r)

Upon the sale of the Stock to Buyer, and until such time as the same is no longer required hereunder or under applicable requirements of the 1933 Act or applicable state securities laws, certificates representing the Stock, and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE.  SUCH SECURITIES MAY NOTE BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

(s)

Buyer further acknowledges that Seller has made no warranties or representations of any type whatsoever, except as herein specifically set forth.

7.

Binding Agreement; Non-Transferability.  Buyer agrees not to transfer or assign the obligations or duties contained in this Agreement or any of Buyer’s interest herein, and that this Agreement shall survive the death or disability of Buyer and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of Buyer.

8.

Indemnification.  Buyer hereby agrees to indemnify the Seller and the Issuer and hold them harmless from and against any and all liability, damage, cost or expense incurred on account or arising out of:

(a)

Any inaccuracy in the declarations, representations, and warranties made by Buyer set forth herein;

(b)

The disposition of any of the Stock by Buyer, contrary to the declarations, representations and warranties set forth herein; and

(c)

Any action, suit or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from Seller or the Issuer or (ii) the disposition of any of the Stock or any part thereof.

9.

General Provisions.

(a)

This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their personal representatives, heirs and permitted assigns.

(b)

This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the sale of the Stock described herein, and may not be altered or amended except by written agreement executed by all of the parties hereto.  No promise, representation, warranty or covenant not included in this Agreement has been or is relied upon by any party.  Each party has relied upon his or its own examination of the full Agreement and the provisions thereof, and the representations and covenants expressly contained in the Agreement itself.  The failure or refusal of any party to inspect the Agreement or other documents, or to obtain legal advice or other advice relevant to this transaction, constitutes a waiver of any objection, contention or claim that might have been based upon such reading, inspection or advice.

(c)

The paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)

The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and the Agreement shall be construed in all respects as if such invalid provisions were omitted.

(e)

This Agreement shall be governed by the laws of the State of Utah.

(f)

In the event legal action is initiated by any of the parties hereto to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover said party’s costs of suit, including reasonable attorney’s fees.

(g)

The parties hereto agree to execute such additional documents as may be necessary or desirable to carry out the intent of this Agreement.

(h)

The Recitals this Agreement are by this reference incorporated into and made a part of this Agreement.

(i)

All of the representations, warranties and covenants of the Parties and the rights and remedies of the Parties with respect thereto shall survive the execution hereof.

IN WITNESS WHEREOF, Seller and Buyer have executed and delivered this Agreement this 30th day of October, 2013, to be effective as of the Effective Date.

SELLER:

/s/Roger P. Lund

ROGER P. LUND

BUYER:

/s/David W. Floor

DAVID W. FLOOR